<on Modern Woodmen letterhead>




 August 22, 2005



 Dear Modern Woodmen Member:

 As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your Modern Woodmen of America certificate(s). These reports update each portfolio's investment holdings and financial information as of June 30, 2005.

 Listed below are the semi-annual reports enclosed in this mailing for the investment options in which you were invested as of August 1, 2005.1 If the semi-annual reports for all of your investment options are not included, you will receive an additional mailing(s) for the remaining options. The performance information shown in the semi-annual reports does not reflect product charges.

 As always, remember that past performance does not predict or guarantee future returns.

 We  hope  you find the enclosed information helpful.   If  you
 have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative.

 We appreciate and value your business and look forward to continuing to serve you.


 Modern Woodmen of America






     [list of investment options contained in this mailing]
_______________________________
 1 Note - if you were invested in any of the EquiTrust Variable
 Insurance Series Fund subaccounts, you will receive the complete semi-annual report for the Fund.

 LMW

                 <on Modern Woodmen letterhead>



 August 22, 2005





 Dear Modern Woodmen Member:

 As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your Modern Woodmen of America certificate(s). These reports update each portfolio's investment holdings and financial information as of June 30, 2005. The performance information shown in the semi-annual reports does not reflect product charges.

 As always, remember that past performance does not predict or guarantee future returns.

 You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at the address listed below or by calling us toll-free at 1-877-249-3692.

 We  hope  you find the enclosed information helpful.   If  you
 have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative.

 We appreciate and value your business and look forward to continuing to serve you.


 Modern Woodmen of America

















 LMW-CD